UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): November 14, 2012


                     CANADIAN TACTICAL TRAINING ACADEMY INC.
             (Exact name of registrant as specified in its charter)

          Nevada                    001-31444                   98-0361119
(State or Other Jurisdiction       (Commission               (I.R.S. Employer
     of Incorporation)             File Number)           Identification Number)

                          7000 Cote de Liesse, Suite #8
                                Montreal, Quebec
                                 Canada, H4T 1E7
                    (Address of principal executive offices)

                                  514-373-8411
                                   (Telephone)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a -12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the
    Exchange Act (17 CFR 240.13e -4(c))
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ITEM 7.01 REGULATION FD DISCLOSURE.

A copy of the Company's press release is furnished as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.

The information furnished under Item 7.01 "Regulation FD Disclosure" shall not be deemed "filed" for purpose of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

99.1 - Press Release of Canadian Tactical Training Academy, dated November 14, 2014.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

November 14, 2012                        CANADIAN TACTICAL TRAINING ACADEMY INC.
                                         (Registrant)


                                         By: /s/ Jocelyn Moisan
                                            ------------------------------------
                                            Jocelyn Moisan
                                            President and
                                            a member of the Board of Directors

                                  Exhibit Index

Exhibit No.                        Description
-----------                        -----------

99.1 - Press Release of Canadian Tactical Training Academy, dated November 14, 2014.